SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                        Amendment No. 1 to Current Report
                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934


                        Date of Report: February 22, 1997



                              WASTE RECOVERY, INC.
             (Exact name of Registrant as specified in its Charter)



           TEXAS                                        75-1833498
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
Incorporation or Organization)



309 S. PEARL EXPRESSWAY, DALLAS, TX                         75201
(Address of principal executive offices)                  (Zip Code)



                                 (214) 741-3865
              (Registrant's Telephone Number, Including Area Code)

Item 2.  Acquisition or Disposition of Assets.
---------------------------------------------


Item 2 as filed in Form 8-K is amended in its enterety to read as follows:

On  December  9,  1996,  Waste  Recovery,  Inc.  (the  "Registrant"),   and  its
wholly-owned  subsidiary,   New  U.S.  Tire  Recycling  Corp.,  consummated  the
acquisition of U.S. Tire Recycling Partners, L.P. ("UST"). New U.S. Tire Recycling Corp. acquired by mrger Bodner/Greenstein Capital Holdings, Inc. and Tirus, Inc., and the Registrant, pursuant to an asset purchase agreement, acquired the interests in Tirus Associates, L.L.C. from Environmental Venture Fund, L.P. and Argentum Capital, L.P., thereby resulting in the transfcer of all the partnership interests of UST. The consideration paid by the Registrant and New U.S. Tire Recycling Corp. in the transaction consisted of approximately 3.2 million newly issued unregistered shares of Common Stock of the Registrant, and $1,850,000 of convertible subordinated debt of the Registrant. The interest were acquired pursuant to the terms of an Agreement and Plan of Reorganization dated as of September 30, 1996. The Registrant will continue use of the assets acquired in substantially the same manner as UST has in the past..

On December 16, 1996, the Registrant, through its subsidiary Waste Recovery-Illinois, L.L.C., consummated the acquisition from Riverside Caloric Co. ("RCC") of its 55% interest in the Waste Recovery-Illinois gneral partnership, in which the Registrant held the remaining 45% interest. The partnership interest waws acquired pursuant to the termws of an acquisition agreement dated December 16, 1996 between RCC, the Registrant, and Waste Recovery-Illinois, L.L.C. The partnership interest was acquired in exchange for
1.1 million newly issued unregistered shares of Common Stock of the Registrant Waste Recovery-Illinois operates two facilities in Illinois that process scrap tires into tire-derived fuel.



Item 7.  Financial Statements.  Pro Forma Financial Information and Exhibits.
----------------------------------------------------------------------------

         a.       Financial Statements.
                  --------------------

                  The  financial   statements,   together  with  the  report  of
                  independent auditors, are included on pages F-1 through F-33 of this document.

         b.       Pro Forma Financial Information.
                  -------------------------------

                  The pro forma financial information is included on pages P-1 through P-7 of this document.

         c.       Exhibits.
                  --------

                  1.1 Agreement and Plan Reorganization dated as of the 30th day of September, 1996 by and among Waste Recovery, Inc., New U.S. Tire Recycling Corp., U.S. Tire Recycling Partners, L.P., Bodner/Greenstein Capital Holdings, Inc., Tirus, Inc., Tirus Associates, L.L.C., Environmental Venture Fund, L.P., Argentum Capital, L.P., and Certain Shareholders. Incorporated by reference to Exhibit 1.1 of the Registrant's Current Report On Form 8-K.

                  1.2 Partnership Purchase Agreement dated as of December 16, 1996, between Riverside Caloric Company, Waste Recovery, Inc., and Waste Recovery-Illinois, L.L.C. Incorporated by reference to Exhibit 1.1 of the Registrant's Current Report On Form 8-K

                  1.3 Press Release issued December 2, 1996. Incorporated by reference to Exhibit 1.1 of the Registrant's Current Report On Form 8-K.

                  1.4 Press Release issued December 20, 1996. Incorporated by reference to Exhibit 1.1 of the Registrant's Current Report On Form 8-K.



                                  [End of Page]

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  WASTE RECOVERY, INC.



DATE:  February 22, 1997          /s/THOMAS L. EARNSHAW
                                  ----------------------------------------------
                                  By:      THOMAS L. EARNSHAW
                                           President and Chief Executive Officer
                                          (Principal Executive Officer)

                 INDEX TO ACQUIRED BUSINESS FINANCIAL STATEMENTS
                 -----------------------------------------------


U.S. Tire Recycling Partners, L. P.
-----------------------------------

Independent Auditors' Report                                              F-1

Financial Statements:
   Balance Sheets at December 31, 1995 and 1994                           F-2
   Statements of Income for the Two Years Ended
        December 31, 1995                                                 F-4
   Statements of Partners' Capital for the Two Years Ended
        December 31, 1995                                                 F-5
   Statements of Cash Flows for the Two Years Ended
        December 31, 1995                                                 F-6
   Notes to Financial Statements                                          F-7

Interim Financial Statements:
   Balance Sheets as of September 30, 1996 (unaudited)                    F-13
        And December 31, 1995
   Statements of Income for the Nine Months Ended
        September 30, 1996 (unaudited) and
        September 30, 1995 (unaudited)                                    F-15
   Statements of Cash Flows for the Nine Months Ended
        September 30, 1996 (unaudited) and
        September 30, 1995 (unaudited)                                    F-16

Waste Recovery - Illinois
-------------------------

Report of Independent Accountants                                         F-17

Financial Statements:
   Balance Sheets at December 31, 1995 and 1994                           F-18
   Statements of Operations for the Two Years Ended
        December 31, 1995                                                 F-20
   Statements of Changes in Partners' Capital for the Two Years Ended
        December 31, 1995                                                 F-21
   Statements of Cash Flows for the Two Years Ended
        December 31, 1995                                                 F-22
   Notes to Financial Statements                                          F-23

Interim Financial Statements:
   Balance Sheets as of September 30, 1996 (unaudited)
        and December 31, 1995                                             F-30
   Statements of Income for the Nine Months Ended
        September 30, 1996 (unaudited)
        and September 30, 1995 (unaudited)                                F-32
   Statements of Cash Flows for the Nine Months Ended
        September 30, 1996 (unaudited)                                    F-33
        and September 30, 1995 (unaudited)

                      INDEPENDENT AUDITORS' REPORT


To the Partners of  U.S. Tire Recycling Partners, L.P.
                    Concord, North Carolina


We have audited the accompanying balance sheets of U.S. Tire Recycling Partners, L.P. (a limited Partnership) as at December 31, 1995 and 1994, and the related statements of income, partners' capital and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of U.S. Tire Recycling Partners, L.P. as at December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended.


COHEN & ROSEN, P.C.


New York, New York
February 28, 1996

                       U.S. TIRE RECYCLING PARTNERS, L.P.
                                 BALANCE SHEETS

                           December 31, 1995 and 1994

                                     ASSETS



                                                            1995          1994
                                                            ----          ----
Current Assets:
    Cash and cash equivalents (note 12)                 $  202,507    $  167,915
    Accounts receivable                                    328,809       412,032
    Prepaid expenses                                        13,733        30,115
    Inventory (notes 1 and 2)                               65,256         2,996
    Due from partner (note 3)                                5,052         1,417
                           -                             ---------     ---------
         Total current assets                              615,357       614,475
                                                         ---------     ---------

Property, plant and equipment (notes 1, 4, 8 and 9)      1,681,766     1,606,601
                                                         ---------     ---------

Mineral reserves (notes 1 and 6)                           332,222       447,778
                                                         ---------     ---------

Other Assets:
    Security deposits                                       65,385        22,272
    Intangible assets (notes 1 and 7)                      220,031       217,043
    Due from affiliated entity (notes 5 and 11)            110,781        -
                                                         ---------     ---------

         Total other assets                                396,197       239,315
                                                         ---------     ---------

Total Assets                                            $3,025,542    $2,908,169
                                                         =========     =========


The accompanying notes are an integral part of the financial statements.

                       U.S. TIRE RECYCLING PARTNERS, L.P.
                                 BALANCE SHEETS

                           December 31, 1995 and 1994

                        LIABILITIES AND PARTNERS' CAPITAL



                                                        1995               1994
                                                        ----               ----
Current Liabilities:
    Accounts payable and accrued expenses           $  188,692        $  177,050
    Current portion of long-term debt (note 8)          88,193            56,031
    Current portion of mortgages payable (note 9)      297,619           250,000
    Taxes accrued and withheld                           8,346            15,463
    Income taxes payable (note 1)                       31,812            20,935
                               -                     ---------         ---------
         Total current liabilities                     614,662           519,479
                                                     ---------         ---------

Non-Current Liabilities:
    Long-term debt (note 8)                            207,325            58,177
    Mortgages payable (note 9)                         952,381         1,187,500
                            -                        ---------         ---------
         Total non-current liabilities               1,159,706         1,245,677
                                                     ---------         ---------

    Total Liabilities                                1,774,368         1,765,156
                                                     ---------         ---------

Commitments and contingencies (notes 10 and 12)

Partners' Capital                                    1,251,174         1,143,013
                                                     ---------         ---------

Total Liabilities and Partners' Capital             $3,025,542        $2,908,169
                                                     =========         =========


The accompanying notes are an integral part of the financial statements.

                       U.S. TIRE RECYCLING PARTNERS, L.P.
                              STATEMENTS OF INCOME

                     Years Ended December 31, 1995 and 1994

                                                           1995                            1994
                                                ----------------------------    ---------------------------
                                                                        % To                           % To
                                                                    Revenues                       Revenues
Revenues:
    Sales                                       $  4,453,261         97.3       $  3,514,175          96.4
    Royalties                                        110,437          2.4            126,332           3.5
    Interest income                                   11,767           .3              3,809            .1
                                                 -----------        -----        -----------         -----

         Total revenues                            4,575,465        100.0          3,644,316         100.0
                                                 -----------        -----        -----------         -----

Operating Expenses:
    Site expenses                                  2,171,759         47.5          1,534,282          42.1
    Tires and freight expenses (note 11)           1,073,282         23.4            883,319          24.2
                                                 -----------        -----        -----------         -----
         Total operating expenses                  3,245,041         70.9          2,417,601          66.3
                                                 -----------        -----        -----------         -----

Operating Income                                   1,330,424         29.1          1,226,715          33.7
                                                 -----------        -----        -----------         -----

Other Expenses:
    General and administrative expenses (note 11)    141,211          3.1            188,771           5.2
    Depreciation, amortization and depletion
         (notes 1, 4, 6 and 7)                       330,160          7.2            316,528           8.7
    Interest expense (notes 8 and 9)                 153,580          3.4            161,591           4.4
    Supervisory management fees (note 11)            265,400          5.8            235,400           6.5
                                                     -------        -----        -----------         -----
         Total other expenses                        890,351         19.5            902,290          24.8
                                                 -----------        -----        -----------         -----

Income before provision for income taxes             440,073          9.6            324,425           8.9

Provision for income taxes (note 1)                   31,912           .7             20,984            .6
                                 -               -----------        -----        -----------         -----


Net Income                                     $     408,161          8.9       $    303,441           8.3
                                                 ===========        =====        ===========         =====


The accompanying notes are an integral part of the financial statements.

                       U.S. TIRE RECYCLING PARTNERS, L.P.
                         STATEMENTS OF PARTNERS' CAPITAL

                     Years Ended December 31, 1995 and 1994

                                                                       General        Limited
                                                         Total         Partner        Partners
                                                      ----------      ---------      ----------

Partners' capital, January 1, 1994                    $  839,572      $  8,396       $  831,176

Net income for the year ended December 31, 1994          303,441         3,034          300,407
                                                       ---------       -------        ---------

Partners' capital, December 31, 1994                   1,143,013        11,430        1,131,583

Net income for the year ended December 31, 1995          408,161         4,082          404,079

Partners' capital distributions for the year ended

         December 31, 1995                              (300,000)           -          (300,000)
                                                       ---------       -------        ---------
Partners' capital, December 31, 1995                  $1,251,174      $ 15,512       $1,235,662
                                                       =========       =======        =========


The accompanying notes are an integral part of the financial statements.

                       U.S. TIRE RECYCLING PARTNERS, L.P.
                            STATEMENTS OF CASH FLOWS

                     Years ended December 31, 1995 and 1994

                                                                                         1995               1994
                                                                                         ----               ----

Cash flows from operating activities:
    Net income                                                                     $   408,161        $   303,441
    Adjustments to reconcile net income to net cash provided by operating activities:
       Depreciation                                                                    182,927            159,782
       Amortization                                                                     31,677             55,633
       Depletion                                                                       115,556            101,111
       Loss on disposal of equipment                                                    81,648             14,062
    Changes in assets and liabilities:
       Decrease (increase) in accounts receivable                                       83,223           (188,675)
       Decrease in prepaid expenses                                                     16,382             30,711
       Increase in inventory                                                           (62,260)            (2,996)
       Increase in accounts payable and accrued expenses                                11,642              5,870
       (Decrease) increase in taxes accrued and withheld                                (7,117)             5,664
       Increase in income taxes payable                                                 10,877             19,351
                                                                                    ----------         ----------
         Net cash provided by operating activities                                     872,716            503,954
                                                                                    ----------         ----------

Cash flows from investing activities:
    (Loan to) repayment from partner                                                    (3,635)            68,313
    Acquisition of property, plant and equipment                                      (436,505)          (200,421)
    Proceeds from sale of equipment                                                     96,765              7,948
    Increase in security deposits                                                      (43,113)           (15,706)
    Payment of site license expenses                                                   (34,665)           (93,246)
    Loan to affiliated entity                                                         (110,781)              -
                                                                                    ----------         ----------

         Net cash used in investing activities                                        (531,934)          (233,112)
                                                                                    ----------         ----------

Cash flows from financing activities:
    Partnership distributions                                                         (300,000)               -
    Proceeds from long-term debt                                                       260,600             43,995
    Payment of mortgage payable                                                       (187,500)          (312,500)
    Payments of long-term debt                                                         (79,290)           (67,428)
    Repayment of loan from partner                                                         -              (15,220)
                                                                                    ----------         ----------
        Net cash used in financing activities                                         (306,190)          (351,153)
                                                                                    ----------         ----------

Net increase (decrease) in cash and cash equivalents                                    34,592            (80,311)

Cash and cash equivalents - January 1                                                  167,915            248,226
                                                                                    ----------         ----------

Cash and cash equivalents - December 31                                            $   202,507        $   167,915
                                                                                    ==========         ==========

Supplemental  disclosures  of cash flow  information:
----------------------------------------------------
Cash paid during the year for:
    Interest                                                                          $153,580           $161,591
    Income Taxes                                                                       $21,084             $1,633

Supplemental schedule of non-cash investing activities:
-------------------------------------------------------
During 1994,  the Company  acquired a site license from an affiliated  entity in exchange for the  redemption of stock  ownership in that entity in the amount of
$109,364.


The accompanying notes are an integral part of the financial statements.

                       U.S. TIRE RECYCLING PARTNERS, L.P.
                          Notes to Financial Statements

                           December 31, 1995 and 1994

Note 1: Summary of Significant  Accounting Policies:

          (a) Organization: U.S. Tire Recycling Partners, L.P., a limited ------------ partnership, was formed on April l, 1992 for the purpose of acquiring land and equipment to be used in the tire recycling business. The Company collects and receives scrap tires from counties and other privately owned waste facilities located throughout the southeastern portion of the United States. The tires are sorted, examined and either sold as casings or used tires, processed and sold as tire derived products, or shredded and used to reclaim previously mined Company land. Additionally, the site is being mined for sand and gravel by an outside party.

               The net profit and losses and cash flows of the limited partnership are allocated to the partners in accordance with the Limited Partnership Agreement.

          (b)  Property,  Plant and Equipment:  Property, plant and equipment is
               ------------------------------  recorded    at   cost,    and
               depreciated on straight-line and accelerated methods over the estimated useful lives of the assets.

          (c)  Inventory: Inventory is stated at the lower of cost determined by
               ---------
               the first-in, first-out (FIFO) method or market.

          (d)  Mineral  Reserves:  Mineral reserve costs are capitalized and are
               -----------------
               being depleted based on the percentage of reserves that are actually mined.

          (e)  Intangible  Assets:  Intangible  assets are  capitalized  and are
               ------------------
               being amortized on the straight-line method over their estimated useful lives ranging from 5 to 15 years.

          (f)  Income Taxes:  Pursuant to the Internal Revenue Code, the taxable
               ------------
               income of the Partnership is taxed directly to the Company's partners and not to the Company. The State of North Carolina, however, requires the Company to pay income tax on the income allocable to the non-resident partners.

          (g)  Statements  of Cash Flows:  For the purpose of the  Statements of
               -------------------------
               Cash Flows, the Company considers all money market accounts to be cash equivalents.

          (h)  Use of  Estimates:  The  preparation  of financial  statements in
               -----------------
               conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Although these estimates are based on management's knowledge of current events and actions it may undertake in the future, they may ultimately differ from actual results.

          (i)  Advertising  Costs:  Advertising  costs are expensed as incurred.
               ------------------
               Expense for the years ended December 31, 1995 and 1994 were $3,789 and $23,983, respectively.

Note 2:  Inventory:
     At December 31, 1995 and 1994, inventory consists of finished goods costing $65,256 and $2,996, respectively.

Note 3:  Due from Partner:
     Due from partner are non-interest bearing advances that are payable on demand.

Note 4:  Property, Plant and Equipment:

          At December 31, property, plant and equipment consists of the following:

                                                                      1995                  1994
                                                                      ----                  ----

          Land                                                 $     602,596         $     602,596
          Land improvements                                          347,230               328,877
          Building                                                    40,635                40,635
          Machinery and equipment                                    548,525               555,558
          Trailers                                                   340,813               266,773
          Vehicles                                                   165,149               128,516
          Furniture and fixtures                                      17,475                11,135
                                                                ------------          ------------
                                                                   2,062,423             1,934,090

          Less:  accumulated depreciation and amortization           436,657               327,489
                                                                ------------          ------------
                                                                   1,625,766             1,606,601

          Deposit on equipment                                        56,000                 -
                                                                ------------          ------------

                                                               $   1,681,766         $   1,606,601
                                                                ============          ============


          Depreciation and amortization expenses charged to operations during 1995 and 1994 was $182,927 and $159,782, respectively.

Note 5:  Due from Affiliated Entity:
         Due from affiliated entity are non-interest bearing advances net of repayments and offset of receivables that are payable on demand. The balance is classified as non-current due to management not anticipating repayment during 1996. Management has not determined the fair value of the notes due to the additional cost involved in obtaining an appraisal.

Note 6:  Mineral Reserves:
         The Company has engaged another company to mine certain parcels of land for sand and gravel. Management estimates that 45 acres of the land can be mined. As such, based on the allocated mineral reserve cost of $650,000, depletion expense charged to operations during 1995 and 1994 was $115,556 and $101,111, respectively.

Note 7:  Intangible Assets:
         At December 31, intangible assets consists of the following:

                                                1995              1994
                                                ----              ----

          Organization costs                $   6,500          $ 256,500
          Site license                        237,275            202,610
          Non-compete agreement                16,673             16,673
          Customer list                        16,673             16,673
          Goodwill                             12,500             12,500
                                              289,621            504,956

          Less:  accumulated amortization      69,590            287,913
                                             --------           --------
                                            $ 220,031          $ 217,043
                                             ========           ========

          Amortization expenses charged to operations during 1995 and 1994, was $31,677 and $55,633, respectively.

Note 8:  Long-term Debt:

                                                                                   1995             1994
                                                                                   ----             ----

          (a)      Notes  payable to finance  companies in monthly  installments aggregating  $5,717,  including interest ranging from 7.5% to
                   16%, per annum, expiring through May, 1997, collateralized by
                   various property, plant and equipment.                       $  27,883         $ 70,471

          (b)      Notes  payable to banks in monthly  installments  aggregating
                   $8,253,  including  interest  ranging  from 8% to 10.5%,  per annum,  expiring through  November,  2000,  collateralized by
                   various property, plant and equipment.                         267,635           43,737
                                                                                  -------          -------

              Total long-term debt                                                295,518          114,208

              Less:  current portion                                               88,193           56,031
                                                                                  -------          -------
                                                                                $ 207,325         $ 58,177



         The annual future maturities of long-term debt are as follows:

                       Year ending
                      December 31,                  Amount
                      ------------                  ------

                          1996                  $    88,193
                          1997                       72,689
                          1998                       53,348
                          1999                       51,864
                          2000                       29,424
                          ----                   ----------
                          Total                 $   295,518
                                                 ==========

         Management has not determined the fair value of the notes due to the additional cost involved in obtaining an appraisal.

Note 9:  Mortgage Payable:

                                                                                           1995                1994
                                                                                           ----                ----

          (a)      Mortgage payable to a third party in monthly  installments of interest  only  (approximately  $7,000 per month at the prime rate) through August, 1996.  Commencing on September l, 1996, the  mortgage  will be  payable in  monthly  installments  of
                   $16,601 including interest at the prime rate, through
                   August,  2003.  The  mortgage is  collateralized  by                $  1,000,000      $  1,000,000
                   the land.

          (b)      Second  mortgage  payable  to an  affiliated  entity
                   controlled   by  certain   partners   in   quarterly
                   installments  of $62,500  plus  interest at 12%, per
                   annum,   through   December   1996.   The   note  is
                   collateralized by all property,  plant and equipment
                   and is subordinated to the first mortgage.                              250,000           437,500
                                                                                        ----------        ----------

              Total mortgages payable                                                    1,250,000         1,437,500

              Less:  current portion                                                       297,619           250,000
                                                                                        ----------        ----------
                                                                                       $   952,381       $ 1,187,500
                                                                                        ==========        ==========

          Interest paid to the affiliated entity during 1995 and 1994 was $43,438 and $70,625, respectively.

         The annual future maturities of the mortgages payable are as follows:

                       Year ending
                      December 31,                               Amount
                      ------------                               ------

                          1996                              $   297,619
                          1997                                  142,857
                          1998                                  142,857
                          1999                                  142,857
                          2000                                  142,857
                       Thereafter                               380,953
                                                              ---------
                          Total                              $1,250,000
                                                              ==========

         Management has not determined the fair value of the notes due to the additional cost involved in obtaining an appraisal.

Note 10: Commitments and Contingencies:
          (a) Upon filling each portion of the landfill with tires, the Company is required to close the landfill according to regulations set by Federal and North Carolina and County waste management regulations. Closure costs charged to operations during 1995 and 1994 were $0 and $20,436, respectively.

          (b) In order to comply with Federal, North Carolina and County waste management regulations, the Company must obtain various licenses and permits that expire from time to time during the course of the year. It is management's opinion that all required licenses and permits have been and will continue to be obtained in a timely manner.

          (c) Under the terms of an agreement to provide services to various customers, the Company has put up $117,300 of performance bonds that are secured by a $100,000 letter of credit from a limited partner.

Note 11: Related Party Transactions:
          (a) The Company pays the general partner, U.S. Tire Recycling Corp. a supervisory management fee based on an agreement as follows: (1) Base fee of $200,000, per annum, payable in semi-monthly installments of $8,333. (2) Travel reimbursement to the general partner. (3) A budget performance bonus as defined in the agreement.

          During 1995 and 1994, a supervisory management fee of $265,400 and $235,400, respectively was charged to operations.

          (b) During 1994, a limited partner was paid a consulting fee of $10,000.

          (c) During 1995 and 1994, the Company paid approximately $184,966 and $20,000 to an affiliated entity for sales and services.

Note 12: Cash and Cash Equivalents:
         At December 31, 1995, the Corporation had $252,765 on deposit with South Trust Bank of Central Carolina which exceeds FDIC insurance of $100,000.

                          INDEPENDENT AUDITORS' REPORT


To the Partners of  U.S. Tire Recycling Partners, L.P.
                    Concord, North Carolina



            INDEPENDENT AUDITORS' REPORT ON SUPPLEMENTARY INFORMATION
            ---------------------------------------------------------


Our audit of the basic financial statements were made primarily to form an opinion on such financial statements taken as a whole. The supplementary information contained on the following page is presented for the purposes of additional analysis and, although not required for a fair presentation of financial position, results of operations, and cash flows, was subjected to the audit procedures applied in the audit of the basic financial statements. In our opinion, the supplementary information is fairly presented in all material respects in relation to the basic financial statements taken as a whole.


COHEN & ROSEN


New York, New York
February 28, 1996

                       U.S. TIRE RECYCLING PARTNERS, L.P.
                      SCHEDULES TO THE STATEMENTS OF INCOME

                 For the Years Ended December 31, 1995 and 1994

                                                           1995                            1994
                                                ----------------------------    ---------------------------
                                                                        % to                           % to
                                                                    Revenues                       Revenues
SITE EXPENSES:
    Salaries                                     $ 1,050,688           23.0      $   870,822        23.9
    Payroll taxes                                     88,902            2.0           74,895         2.0
    Supplies                                          38,221             .8           30,512          .8
    Outside labor                                     32,293             .7           64,538         1.8
    Closure costs                                       -                .0           20,436          .6
    Small tools                                        4,788             .1            7,954          .2
    Repairs and maintenance                          149,898            3.3          134,024         3.7
    Loss on equipment disposal                        81,648            1.8           14,062          .4
    Insurance                                        231,456            5.1          208,866         5.7
    Commissions                                         -                .0           13,257          .4
    Licenses and permits                               5,879             .1              197          .0
    Uniforms                                           1,984             .0              869          .0
    Real estate taxes                                 15,021             .3            9,443          .3
    Payroll service                                    4,472             .1            3,634          .1
    Bad debts                                         11,030             .3            4,708          .1
    Royalties                                         95,423            2.1           17,701          .5
    Tire disposal fees                               358,593            7.8           55,923         1.5
    Miscellaneous                                     1,463              .0            2,441          .1
                                                  ----------           ----       ----------        ----

         Total site expenses                     $ 2,171,759           47.5      $ 1,534,282        42.1
                                                  ==========           ====       ==========        ====

TIRES AND FREIGHT EXPENSES:
    Inventory - January 1                        $     2,996             .1             -        $    .0
    Purchases                                        184,966            4.0             -             .0
    Tire replacements                                 35,045             .8             30,733        .9
    Independent contractors                           22,950             .5             61,857       1.7
    Third party trucking                             698,406           15.2            625,317      17.2
    Vehicle repairs                                  160,793            3.5            114,430       3.1
    Equipment rental                                  22,684             .5             45,289       1.2
    Shipping                                          10,698             .2              8,689        .2
    Inventory - December 31                          (65,256)          (1.4)            (2,996)      (.1)
                         --                       ----------           ----       ------------      ----
         Total freight expenses                  $ 1,073,282           23.4      $    883,319       24.2
                                                  ==========           ====       ===========       ====

GENERAL AND ADMINISTRATIVE EXPENSES:
    Advertising and promotion                    $     3,789             .1      $      23,983        .7
    Postage                                            5,410             .1              5,571        .2
    Professional fees                                 34,349             .8             54,853       1.5
    Office expenses                                    9,616             .2             11,379        .3
    Travel and entertainment                          46,268            1.0             45,501       1.3
    Utilities                                         16,547             .4             11,481        .3
    Telephone                                         17,482             .4             21,288        .6
    Dues and subscriptions                             1,477             .0              1,724        .0
    Consulting                                         5,473             .1             11,976        .3
    Charitable contributions                             800             .0              1,015        .0
                                                  ----------           ----       ------------      ----

      Total general and administrative expenses  $   141,211            3.1       $    188,771       5.2
                                                  ==========           ====        ===========      ====

See independent auditors' report on supplementary information.

                       U.S. TIRE RECYCLING PARTNERS, L.P.
                                  BALANCE SHEETS


                                     ASSETS


                                      September 30, 1996    December 31, 1995
                                      ------------------    -----------------
Current assets:                          (unaudited)           (unaudited)
    Cash and cash equivalents           $  179,352         $   202,507
    Accounts receivable                    542,091             328,809
    Other receivables                       66,833               5,052
    Inventory                                   -               65,256
    Other current assets                    29,752              13,733
                                         ---------          ----------
         Total current assets              818,028             615,357
                                         ---------          ----------

Property, plant and equipment            1,695,407           1,681,766
                                         ---------          ----------

Mineral reserves                           288,887             332,222
                                         ---------          ----------

Other assets:
    Intangible assets                       51,759             220,031
    Other assets                            54,862              65,385
                                         ---------          ----------
  Due form affiliated entity               110,781             396,197
         Total other assets                     -              106,621
                                         ---------          ----------

Total assets                            $2,908,943         $ 3,025,542
                                         =========          ==========

                       U.S. TIRE RECYCLING PARTNERS, L.P.
                                  BALANCE SHEETS

                        LIABILITIES AND PARTNERS' CAPITAL


                                            September 30, 1996   Decembe 31,1995
                                            ------------------   ---------------
Current liabilities:                             (unaudited)
    Accounts payable and accrued expenses      $     81,777      $  188,692
    Current portion of long-term debt               103,276          88,193
    Current portion of mortgages payable            142,857         297,619
    Taxes accrued and withheld                       29,953           8,346
    Other accrued liabilities                        76,525          31,812
                                                -----------       ---------
         Total current liabilities                  434,388         614,642
                                                -----------       ---------

Non-Current liabilities:
    Long-term debt                                  204,159         207,325
    Mortgages payable                               833,333         952,381
                                                -----------       ---------
         Total non-current liabilities            1,037,492       1,159,706
                                                -----------       ---------

    Total liabilities                             1,471,880       1,174,368
                                                -----------       ---------

Partners' capital                                 1,437,063       1,251,174
                                                -----------       ---------

Total liabilities and partners' capital        $  2,908,943      $3,025,542
                                                ===========       =========

                       U.S. TIRE RECYCLING PARTNERS, L.P.
                               STATEMENTS OF INCOME
                                   (Unaudited)

                                              Nine Months Ended September 30,
                                             1996                1995
                                             ----                ----
Revenues:
    Tire-derived fuel sales               $  182,113         $      -
    Royalties                                 78,340             79,145
    Disposal fees, hauling and other       3,109,555            325,144
                                           ---------          ---------
         Total revenues                    3,370,008          3,402,289

Operating expenses:                        1,940,168          1,862,152
                                           ---------          ---------
                                           1,429,840          1,540,137

General and administrative expenses          495,720            453,471
Depreciation, amortization and depletion     239,387            193,068
                                           ---------          ---------
                                             694,733            893,598
                                           ---------          ---------
Other income (expense):
    Other income                                 686              1,720
    Interest income                            5,013              7,538
    Interest expense                        (100,835)          (116,184)
    Supervisory management fees             (161,550)          (161,550)
                                           ---------          ---------
                                            (256,686)           368,476
                                           ---------          ---------

Net income                                $  438,047         $  625,122
                                           =========          =========

                       U.S. TIRE RECYCLING PARTNERS, L.P.
                             STATEMENTS OF CASH FLOWS
                                   (Unaudited)

                      Nine Months Ended September 30, 1996


                                                                                  NINE MONTHS ENDED SEPTEMBER 30,
                                                                                      1996             1995
                                                                                      ----             ----
Cash flows from operating activities:
    Net income                                                                   $   438,047       $   625,122
    Adjustments to reconcile net income to net cash provided by operating activities:
       Depreciation                                                                  329,245           149,733
       Amortization                                                                  168,272              -
       Depletion                                                                      43,335            43,335
    Changes in assets and liabilities:
       Accounts receivable                                                          (213,282)           (7,533)
       Other receivables                                                             (61,781)            7,656
       Inventory                                                                      65,256           (55,567)
       Other current assets                                                          (16,019)          (92,378)
       Other assets                                                                   10,523             6,789
       Accounts payable and accrued expenses                                         (30,390)           28,775
       Other accrued liabilities                                                      21,607                71
       Income taxes payable                                                          (31,812)          (20,395)
                                                                                  ----------         ---------
         Net cash provided by operating activities                                   723,001           685,068
                                                                                  ----------         ---------

Cash flows from investing activities:
    Acquisition of property, plant and equipment                                    (342,886)          138,657
    Repayment of loan from affiliated entity                                         110,781                -
                                                                                  ----------         ---------
    Loan to affiliates                                                                     -          (202,351)
     Net cash used in investing activities                                          (232,105)          341,008
                                                                                  ----------         ---------

Cash flows from financing activities:
    Partnership distributions                                                       (252,158)         (150,000)
    Proceeds from long-term debt                                                      15,083            83,160
    Payment of mortgage payable                                                     (273,810)               -
    Payments of long-term debt                                                        (3,166)         (130,618)
                                                                                  ----------         ---------
         Net cash used in financing activities                                      (514,051)         (197,458)
                                                                                  ----------         ---------

Net increase (decrease) in cash and cash equivalents                                 (23,155)          146,602

Cash and cash equivalents at beginning of period                                     202,507           167,915
                                                                                  ----------         ---------

Cash and cash equivalents at end of period                                       $   179,352       $   314,517
                                                                                  ==========         =========

                        REPORT OF INDEPENDENT ACCOUNTANTS
                        ---------------------------------


To the Partners of  Waste Recovery - Illinois
                    (An Illinois General Partnership)


In our opinion, the financial statements listed in the accompanying index present fairly, in all material respects, the financial position of Waste Recovery - Illinois (An Illinois General Partnership) at December 31, 1995 and 1994, and the results of its operations and cash flows for the years then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Partnership's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP


Dallas, Texas
March 27, 1996

                            WASTE RECOVERY - ILLINOIS
                        (AN ILLINOIS GENERAL PARTNERSHIP)
                                 BALANCE SHEETS

                           December 31, 1995 and 1994

                                     ASSETS


                                                                          1995               1994
                                                                          ----               ----
Current Assets:
    Cash and cash equivalents                                       $   464,184         $ 2,669,079
    Investments                                                            -              4,253,322
    Accounts receivable, trade                                          125,956               -
    Interest receivable                                                  10,565             164,095
    Receivable from Waste Recov

Financing for the acquisitions was provided by the issuance of common stock of the Company, subordinated notes, and notes payable.

(c)      To reflect the financing as follows:


                                                                   WR-Illinois        U.S. Tire         Total
                                                                   -----------       -----------     -----------

              Common stock                                          $  869,000       $ 2,261,000     $ 3,130,000
              Subordinated notes                                             -         1,850,000       1,850,000
              Note payable                                                   -           486,534         486,534


(d)    To eliminate inter company balances between WR-Illinois and the Company.

(e)    To eliminate the capital structure of WR-Illinois and U.S. Tires

                                      P-7